Filed Pursuant to Rule 497(k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield MLP Focus Fund
(the "Fund")

Supplement dated May 25, 2018 to the Fund's Summary Prospectus dated February 5, 2018, as supplemented and amended to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On May 17, 2018, the Board of Trustees (the "Board") of the Fund approved certain changes to the Fund's 80% Policy. As described in the Fund's Summary Prospectus, the Fund may change the 80% Policy without shareholder approval and will provide shareholders with written notice at least 60 days prior to the implementation of any such changes. This supplement reflects the changes to the Fund's 80% Policy. These changes will become effective on August 1, 2018.

On page 2 of the Summary Prospectus, under the heading "Principal Investment Strategies," the first paragraph is hereby deleted and replaced with the following:

"Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in a portfolio of master limited partnerships ("MLPs") and in other investments that have economic characteristics similar to such securities (collectively, "MLP Investments") (the "80 Policy"). The Fund's MLP Investments may include, but are not limited to, investments that offer economic exposure to MLPs in the form of common units issued by MLPs, debt securities of MLPs, securities that are derivatives of interests in MLPs, including equity securities of "MLP affiliates," which the Adviser defines as entities issuing MLP I-shares, securities of entities holding primarily general partner or managing member interests in MLPs, MLPs that are taxed as "C" corporations, and other entities that operate like MLPs and have economic characteristics of MLPs but are organized and taxed as "C" corporations or organized as limited liability companies. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Investments that the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its total assets) in securities of companies in the energy infrastructure industry and the energy industry, and the Fund intends to make the majority of its investments in "midstream" MLP Investments. Midstream MLP Investments are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices, such as the S&P 500."

On page 2 of the Summary Prospectus, under the heading "Principal Investment Strategies," the first sentence of the third paragraph is hereby deleted and replaced with the following:

"The Fund's adviser, Brookfield Investment Management Inc. (the "Adviser"), seeks to identify a portfolio of high quality MLP Investments."

On page 2 of the Summary Prospectus, under the heading "Principal Investment Strategies," the fourth, fifth and sixth bulleted paragraphs are hereby deleted and replaced with the following:

"•  The Adviser first establishes a universe of high quality MLP investments (i.e., MLP Investments with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

•  Next, the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality, drawing on its previous experience with many of the MLP Investments' management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Adviser also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs and other issuers, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs and other issuers, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company's shares issued and available to be traded by the general public).

•  The Adviser then ranks, weights and invests in MLP Investments based on its assessment of the durability of their cash flows, relative market valuation and growth potential."

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

Please retain this Supplement for reference.